SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]       Preliminary Information Statement

[  ]       Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[  ]       Definitive Information Statement

JNL Series Trust
(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]       No fee required.

[  ]       Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

[  ]       Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

Dear Variable Annuity and Variable Life Contract Owners:

Although you are not a shareholder of JNL Series Trust (the “Trust”), your purchase payments and the earnings on such purchase payments under your variable contracts (“Variable Contracts”) issued by Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) are invested in sub-accounts of separate accounts established by Jackson or Jackson NY that, in turn, are invested in shares of one or more of the series of the Trust. References to shareholders in the enclosed information statement for the Trust (“Information Statement”) may be read to include you as an owner of a Variable Contract.

On December 8-9, 2015, the Board of Trustees (the “Board”) of the Trust voted to replace Eastspring Investments (Singapore) Limited (“Eastspring”) with Invesco Hong Kong Limited (“Invesco”) as the sub-adviser for the JNL/Eastspring Investments China-India Fund, a series of the Trust, effective April 25, 2016.  Enclosed please find the Trust’s Information Statement regarding this change in sub-adviser for the following Fund:

Prior Fund Name	New Fund Name
JNL/Eastspring Investments China-India Fund	JNL/Invesco China-India Fund

The Information Statement is furnished on behalf of the Board of the Trust, a Massachusetts business trust, to shareholders of JNL/Eastspring Investments China-India Fund, a series of the Trust, located at 1 Corporate Way, Lansing, Michigan 48951.

On December 14, 2015, the Trust filed an amendment to the registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, for the Trust to reflect the changes discussed in this information statement.

PLEASE NOTE THAT WE ARE NOT ASKING YOU FOR VOTING INSTRUCTIONS AND YOU ARE REQUESTED NOT TO SEND US VOTING INSTRUCTIONS.

If you have any questions regarding any of the changes described in the Information Statement, please call one of the following numbers on any business day: 1-800-644-4565 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution); write to: JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814; or visit www.jackson.com.

Sincerely,

Mark D. Nerud
President, Chief Executive Officer and Trustee
JNL Series Trust

Information Statement To Shareholders Regarding:

JNL Series Trust

JNL/Eastspring Investments China-India Fund

February 15, 2016

Table of Contents

Information Statement

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.          Introduction

JNL Series Trust (the “Trust”), a Massachusetts business trust, is an open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (“1940 Act”).  The Trust currently offers shares in 99 series (the “Funds”).

As investment adviser to the Funds, Jackson National Asset Management, LLC (“JNAM” or “Adviser”) selects, contracts with and compensates investment sub-advisers (the “Sub-Advisers”) to manage the investment and reinvestment of the assets of most of the Funds.  While the sub-advisers are primarily responsible for the day-to-day portfolio of the Funds, JNAM monitors the compliance of the Sub-Advisers with the investment objectives and related policies of those Funds and reviews the performance of the Sub-Advisers and reports on such performance to the Board of Trustees of the Trust (the “Board”).  Jackson National Life Distributors LLC (“JNLD”), an affiliate of the Trust and of the Adviser, is the principal underwriter for the Trust.  JNAM is a wholly owned subsidiary of Jackson National Life Insurance Company (“Jackson”), which, in turn, is wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

On December 8-9, 2015, the Board, including the Trustees who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”), of the JNL/Eastspring Investments China-India Fund (the “Fund”) unanimously voted to replace Eastspring Investments (Singapore) Limited (“Eastspring”) with Invesco Hong Kong Limited (“Invesco”) and to approve a new investment sub-advisory agreement between JNAM and Invesco (the “Invesco Sub-Advisory Agreement”) appointing Invesco as Sub-Adviser for the Fund.

The purpose of this Information Statement is to provide you with information about the sub-advisory arrangements between JNAM and Invesco, and information about Invesco’s appointment as the new Sub-Adviser to the Fund, effective April 25, 2016.

This Information Statement is provided in lieu of a proxy statement, pursuant to the terms of an exemptive order (“Order”) that the Trust and its Adviser received from the U.S. Securities and Exchange Commission (“SEC”).  The Order permits JNAM to enter into sub-advisory agreements appointing Sub-Advisers that are not affiliates of the Adviser (other than by reason of serving as a Sub-Adviser to a Fund) without approval by the shareholders of the relevant Fund.  The Trust, therefore, is able to change Sub-Advisers from time to time without the expense and delays associated with obtaining shareholder approval.  However, a condition of this Order is that notice and certain information be sent to shareholders informing them of changes in Sub-Advisers, pursuant to the Order.

Eastspring is located at 10 Marina Boulevard, #32-01 Marina Bay Financial Centre Tower 2, Singapore 018983. Effective April 25, 2016, Eastspring will cease to be the Sub-Adviser to the Fund.

This Information Statement is being provided to contract owners of record for the Fund as of February 1, 2016.  It will be mailed on or about February 15, 2016.

II.        Investment Sub-Advisory Agreement With Invesco

Eastspring is the current Sub-Adviser to the Fund, pursuant to a Second Amended and Restated Investment Sub-Advisory Agreement between Eastspring and JNAM, dated December 3, 2007, as amended, which was most recently approved by the Board at a meeting held on August 18-19, 2015.

On December 8-9, 2015, the Board, including the Independent Trustees, voted to replace Eastspring with Invesco as Sub-Adviser for the Fund and approved the Investment Sub-Advisory Agreement between JNAM and Invesco with respect to the Fund (“Invesco Sub-Advisory Agreement”).  Please refer to Exhibit A for the Invesco Sub-Advisory Agreement.  Pursuant to the Order, shareholder approval is not required for the Invesco Sub-Advisory Agreement because Invesco is not affiliated with JNAM.

Upon the replacement of Eastspring with Invesco as Sub-Adviser, effective April 25, 2016, the name of the Fund will change as follows:

Prior Fund Name	New Fund Name
JNL/Eastspring Investments China-India Fund	JNL/Invesco China-India Fund

The investment objectives and policies for the JNL/Invesco China-India Fund will be as follows:

Investment Objective. The investment objective of the Fund is long-term capital growth.

Principal Investment Strategies.  The Fund seeks to achieve its objective by investing normally 80% of its assets in equity and equity-related securities (such as depositary receipts, convertible bonds and warrants) of corporations, which are incorporated in, or listed in, or have their area of primary activity in the People’s Republic of China and India.

The Fund seeks to achieve its objective by investing in the common stocks of companies that are identified by a model based on two separate specialized strategies.  The Fund invests approximately 40% to 60% (with a target allocation of 50%) of its net assets in each of the following strategies:

China Strategy

The objective of the China Strategy is to achieve long-term capital growth through a portfolio of investments with an exposure to the economy of the People’s Republic of China (including mainland China, Hong Kong and Macau).

The China Strategy may include investments such as transferable securities, money market instruments, warrants, and collective investment schemes.

India Strategy

The objective of the India Strategy is to achieve long-term capital growth by investing principally in equity or similar instruments of Indian companies. At least 70% of the total assets of the India Strategy (after deducting ancillary liquid assets) shall be invested in equity and equity related securities issued by Indian Companies. Indian Companies are defined as (i) companies having their registered office in India (ii) companies located outside India carrying out their business activities predominantly in India, or (iii) holding companies, which are predominantly invested in companies with their registered office in India. Up to 30% of the total assets of the India Strategy may be invested in cash and cash equivalents, money market instruments, equity and equity related securities issued by companies or other entities not meeting the above requirements or debt securities (including convertible debt) of issuers worldwide and denominated in any convertible currency.

While each of these specialized strategies seeks to provide capital growth, each specialized strategy follows a different principal investment strategy.

The investments of the Fund include, but are not limited to, listed securities in the regulated market, which operates regularly and is recognized, depositary receipts (including American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs)), debt securities convertible into common shares, preference shares, warrants and initial public offerings.

Consistent with the Fund’s objectives, the Fund may from time to time purchase derivative securities, including, but not limited to, forward currency contracts, futures, and options to, among other reasons, manage foreign currency and security exposure, provide liquidity, provide exposure not otherwise available, manage risk and implement investment strategies in a more efficient manner.  Derivatives will not be used, however, to leverage the Fund’s exposure above its total net assets.

The Fund is a “non-diversified” fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds.

With the change in Sub-Adviser from Eastspring to Invesco, the investment objective of the Fund will change.   Under Eastspring, the Fund’s investment objective was long-term total return.  Under Invesco, the Fund’s investment objective is long-term capital growth.

The investment strategies of Eastspring and Invesco are different.

For a more detailed comparison of the changes made to the Fund’s prospectus due to the change in Sub-Adviser, please refer to Exhibit B.

The following description of the Invesco Sub-Advisory Agreement is qualified by the Invesco Sub-Advisory Agreement, attached as Exhibit A.

The Invesco Sub-Advisory Agreement provides that it will remain in effect for its initial term and thereafter only so long as the Board of Trustees, including a majority of the Independent Trustees, specifically approves its continuance, at least annually.  The Invesco Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, on sixty days’ written notice by the Trust or Adviser, or on sixty days’ written notice by Invesco.   The Invesco Sub-Advisory Agreement also terminates automatically in the event of its assignment.

The Invesco Sub-Advisory Agreement generally provides that Invesco, its officers, directors, employees, agents or affiliates will not be subject to any liability to JNAM or the Funds or their directors, officers, employees, agents or affiliates for any act, omission, error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of Invesco’s duties under the Invesco Sub-Advisory Agreement or its failure to perform due to events beyond its reasonable control, except for a loss resulting from willful malfeasance or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Invesco Sub-Advisory Agreement.  There are no material differences between the Investment Sub-Advisory Agreements of Eastspring and Invesco.

The change in Sub-Adviser will not increase the management fees to be paid by the Fund.   The Fund currently pays JNAM an advisory fee equal to a percentage of its average daily net assets based on the following schedule:

JNL/Eastspring Investments China-India Fund
Advisory Rates Before the Change in Sub-Adviser
Net Assets	Rate
$0 to $500 million	.90%
Over $500 million	.85%

After the change, the Fund will pay JNAM an advisory fee equal to a percentage of its average daily net assets based on the following schedule:

JNL/Invesco China-India Fund
Advisory Rates After the Change in Sub-Adviser
Net Assets	Rate
$0 to $500 million	.90%
Over $500 million	.85%

JNAM is responsible for paying all Sub-Advisers out of its own resources.  Under the Invesco Sub-Advisory Agreement, the sub-advisory fee schedule is the same as the sub-advisory fee schedule used to compensate Eastspring.  Eastspring is currently paid a sub-advisory fee equal to a percentage of the Fund’s average daily net assets based on the below schedule.

Fund	Sub-Adviser	Aggregate Fees Paid to Sub-Adviser
		Dollar Amount	As a percentage of Average Daily Net Assets as of December 31, 2015
JNL/Eastspring Investments China-India Fund	Eastspring	$____ [To be provided]	___% [To be provided]

Under the Invesco Sub-Advisory Agreement, Invesco will be paid a sub-advisory fee equal to a percentage of the Fund’s average daily net assets based on the below schedule:

Fund	Sub-Adviser	Aggregate Fees Paid to Sub-Adviser
		Dollar Amount	As a percentage of Average Daily Net Assets as of December 31, 2015
JNL/Invesco China-India Fund	Invesco	$____ [To be provided]	___% [To be provided]

The following table sets forth the aggregate amount of management fees paid by the Fund to the Adviser for the year ended December 31, 2015. The pro forma aggregate amount of management fees paid to the Adviser would have been the same had the change of sub-advisers occurred during the applicable period.

Fund Name	Actual Fees
JNL/Eastspring Investments China-India Fund	$______ [To be provided]

For the year ended December 31, 2015, JNAM paid Eastspring $__________ [To be provided] in sub-advisory fees for its services to the Fund.  The pro forma sub-advisory fees would have been the same as the fees paid to Eastspring, assuming the Invesco Sub-Advisory Agreement was in place for the applicable period.

III.      Description of Invesco

Invesco is located at 41/F, Citibank Tower, 3 Garden Road, Central, Hong Kong, China.  Invesco is a Hong Kong corporation.  Invesco had approximately $__________ [To be provided] in assets under management as of December 31, 2015.

Executive/Principal Officers, Directors, and General Partners of Invesco:

Names	Principal Address	Title
LO, ANDREW, TAK SHING	41/F, Citibank Tower, 3 Garden Road, Central, Hong Kong, China	Director & Chief Executive, Asia Pacific
SIMPSON, JEREMY, CHARLES	41/F, Citibank Tower, 3 Garden Road, Central, Hong Kong, China	Director & Asia Pacific Controller
LIU, GRACIE, YUEN SEE	41/F, Citibank Tower, 3 Garden Road, Central, Hong Kong, China	Director, Head of Asia Pacific Portfolio Services
GREENWOOD, JOHN, GERALD	41/F, Citibank Tower, 3 Garden Road, Central, Hong Kong, China	Director
LEE, SIU MEI	41/F, Citibank Tower, 3 Garden Road, Central, Hong Kong, China	Director, Head of Finance, Greater China
TONG, ANNA SEEN MING	41/F, Citibank Tower, 3 Garden Road, Central, Hong Kong, China	Director, Regional Head of Investments, Asia Pacific
WONG, CINDY	41/F, Citibank Tower, 3 Garden Road, Central, Hong Kong, China	Head of Legal, Greater China
HO, GARY	41/F, Citibank Tower, 3 Garden Road, Central, Hong Kong, China	Regional Head of Compliance, Asia Pacific
PAN, SAN KONG, TERRY	41/F, Citibank Tower, 3 Garden Road, Central, Hong Kong, China	Director, Chief Executive Officer, Greater China, Singapore, & Korea

Invesco is a wholly owned, indirect subsidiary of Invesco Pacific Group Ltd, a publicly traded company. Neither Invesco nor Invesco Pacific Group Ltd have any shareholders who own 10% or more of the outstanding shares.

As the Sub-Adviser to the Fund, Invesco will provide the Fund with investment research, advice and supervision, and manage the Fund’s portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities, as set forth in the supplement to the Fund’s Prospectus dated April 25, 2016.  The principal risks of investing in the Fund will also be listed in the Fund’s Prospectus dated April 25, 2016, under the heading “Principal Risks of Investing in the Fund.”

As of February 1, 2016, no Trustees or officers of the Trust were officers, employees, directors, general partners, or shareholders of Invesco, and no Trustees or officers of the Trust owned securities or had any other material direct or indirect interest in Invesco or any other entity controlling, controlled by or under common control with Invesco. In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since January 1, 2015, the beginning of the Trust’s most recently completed fiscal year, or in any material proposed transactions, to which Invesco, any parent or subsidiary of Invesco, or any subsidiary of the parent of such entities was or is to be a party.

JNL/Invesco China-India Fund

The JNL/Invesco China-India Fund will be managed on a team basis.  The individual members of the team who will be primarily responsible for the day-to-day management of the JNL/Invesco China-India Fund’s portfolio are:

Mike Shiao, Chief Investment Officer, Greater China

Mr. Shiao joined Invesco in 2002 and was promoted to Chief Investment Officer, Greater China in 2015.  With over 23 years of industry experience, he leads the Greater China equities team and focuses on the Greater China equity strategy, covering the Hong Kong, China, and Taiwan markets.  He is the lead manager of the Invesco Greater China Equity Fund, Invesco China Focus Equity Fund, Invesco Perpetual Hong Kong & China Fund, US-onshore Invesco Greater China Fund and Invesco Asia Opportunities Equity Fund. He was previously Head of Equities for Invesco Taiwan Ltd. Mr. Shiao started his investment career in 1992 at Grand Regent Investment Ltd., where he worked for six years as a project manager supervising venture capital investments in Taiwan and China. In 1997, Mr. Shiao joined Overseas Credit and Securities Inc. as a senior analyst covering Taiwan technology sector. Mike also worked at Taiwan International Investment Management Co., as a fund manager and was responsible for technology sector research. Mr. Shiao holds a Bachelor’s degree from National Chung Hsing University, Taiwan and a Master of Science degree in Finance from Drexel University, Philadelphia.

Chandrashekhar (Shekhar) Sambhshivan, Investment Director

Mr. Sambhshivan joined Invesco in May 2006 as an Investment Director specializing in the Indian market.  He has been the lead manager of the Invesco India Equity Fund and a key member of the Asia ex Japan team based in Hong Kong since 2006. Effective 30 March 2015, he became co-manager for the Invesco Asia Consumer Demand Fund. Mr. Sambhshivan was the Chief Investment Officer at SBI Life Insurance Co. Ltd. in Mumbai, India from 2001 to April 2006, responsible for life insurance funds, pension funds as well as a unit linked fund.  Mr. Sambhshivan was a fund manager at ING Investment Management (India) PVT Ltd. from 1998 to 2001, and at IDBI Investment Management Company Ltd. from 1995 to 1998.  He was a manager covering money and debt markets at Imperial Corporate Finance & Services PVT Ltd.

from 1992 to 1995.  Mr. Sambhshivan holds a Bachelor of Science (Technology) degree from the University of Mumbai, India.  He is a licentiate from Insurance Institute of India.

IV.       Other Investment Companies Advised by Invesco

The following table sets forth the size, rate of compensation, and any rate deductions for other funds advised by Invesco having similar investment objectives and policies as those of the Fund. [To be provided]

Similar Mandate(s)	Assets Under Management	Rate of Compensation	Advisory Fee Rate (Gross)	Advisory Fee Rate (Net)
1
2

There are no other sub-advised mutual funds or private accounts advised or managed by Invesco with a consolidated set of strategies covering both the “China Strategy” and “India Strategy” as set out above under the heading “Principal Investment Strategies.”

V.         Evaluation by the Board of Trustees

The Board oversees the management of the Fund and, as required by law, determines annually whether to approve the Fund’s sub-advisory agreement.

At a meeting on December 8-9, 2015, the Board, including all of the Independent Trustees, considered information relating to the Invesco Sub-Advisory Agreement.  In advance of the meetings, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Invesco Sub-Advisory Agreement.  The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration.  At the conclusion of the Board’s discussions, the Board approved the Invesco Sub-Advisory Agreement through September 30, 2017.

In reviewing the Invesco Sub-Advisory Agreement and considering the information, the Board was advised by outside independent legal counsel.  The Board considered the factors it deemed relevant, including: (1) the nature, quality and extent of the services to be provided, (2) the investment performance of the Fund, (3) cost of services of the Fund, (4) whether economies of scale may be realized and shared, in some measure, with investors as the Fund grows, and (5) other benefits that may accrue to Invesco through its relationship with the Trust.  In its deliberations, the Board, in exercising its business judgment did not identify any single factor that alone was responsible for the Board’s decision to approve the Invesco Sub-Advisory Agreement.

Before approving the Invesco Sub-Advisory Agreement, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and Invesco, and to consider the terms of the Invesco Sub-Advisory Agreement.  Based on its evaluation of those materials, the Board, including the interested and Independent Trustees, concluded that the Invesco Sub-Advisory Agreement is in the best interests of the shareholders of the Fund.  In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services to be provided by Invesco.

For the Fund, the Board considered the investment sub-advisory services to be provided by Invesco. The Board noted JNAM’s evaluation of Invesco, as well as JNAM’s recommendations, based on its review of Invesco, to approve the Invesco Sub-Advisory Agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of Invesco’s portfolio managers who would be responsible for the day-to-day management of the Fund.  The Board reviewed information pertaining to Invesco’s organizational structure, senior management, financial stability, investment operations, and other relevant information pertaining to Invesco. The Board considered compliance reports about Invesco from the Trust’s Chief Compliance Officer.

Based on the foregoing, the Board concluded that the Fund is likely to benefit from the nature, extent and quality of the services to be provided by Invesco under the Invesco Sub-Advisory Agreement.

Performance

The Board reviewed the performance of Invesco’s investment mandate with a similar investment strategy to that of the Fund.  The Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Invesco Sub-Advisory Agreement.

Costs of Services

The Board reviewed the fee to be paid to Invesco.  For the Fund, the Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers, as well as fees charged by Invesco to similar clients, if any.  The Board also noted that JNAM does not manage any institutional accounts with which the Fund’s fees could be compared.  While the Board considered the Fund’s sub-advisory fee and compared it to the average sub-advisory fees for other funds similar in size, character and investment strategy (the “peer group”), the Board noted that the Fund’s sub-advisory fee would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on the Fund’s total expense ratio.

The Board considered that the Fund’s proposed sub-advisory fee is lower than the peer group average.  The Board concluded that the sub-advisory fee is in the best interests of the Fund and its shareholders in light of the services to be provided.

Economies of Scale

The Board considered whether the Fund’s advisory fee reflects the potential for economies of scale for the benefit of Fund shareholders.  Based on information provided by JNAM and Invesco, the Board noted that the fee arrangement for the Fund contains breakpoints that decrease the fee rate as assets increase.

Other Benefits to JNAM and Invesco

In evaluating the benefits that may accrue to Invesco through their relationship with the Fund, the Board noted that Invesco may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Fund’s assets and may also develop additional investment advisory business with JNAM, the Trust or other clients of Invesco as a result of its relationship with the Fund.

In light of all the facts noted above, the Board concluded that it would be fair, reasonable and in the best interests of the Fund and its shareholders to approve the Invesco Sub-Advisory Agreement.

VI.       Additional Information

Ownership Of The Fund

As of [February 1, 2016], there were issued and outstanding the following number of shares for the Fund:

Fund	Shares Outstanding
JNL/Eastspring Investments China-India Fund (Class A)	[To be provided]
JNL/Eastspring Investments China-India Fund (Class B)	[To be provided]

As of [February 1, 2016], the officers and Trustees of the Trust, as a group, owned less than 1% of the then outstanding shares of the Fund.

Because the shares of the Fund are sold only to Jackson, Jackson National Life Insurance Company of New York (“Jackson NY”), certain affiliated funds organized as fund-of-funds, and certain qualified retirement plans, Jackson, through its separate accounts, which hold shares of the Fund as funding vehicles for Variable Contracts, is the owner of record of substantially all of the shares of the Fund.

As of [February 1, 2016], persons beneficially owned more than 5% of the shares of the Fund indicated below:

Fund	Name and Address	Percentage of Shares owned
[To be provided]

Persons who own Variable Contracts may be deemed to have an indirect beneficial interest in the Fund shares owned by the relevant separate accounts.  As noted above, Variable Contract owners have the right to give instructions to the insurance company shareholders as to how to vote the Fund shares attributable to their Variable Contracts.  To the knowledge of management of the Trust, as of [February 1, 2016], the following person(s) have been deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of the Fund.

Fund	Name and Address	Percentage of Shares owned
[To be provided]

Brokerage Commissions and Fund Transactions

[During the fiscal year ended December 31, 2015, the JNL/Eastspring Investments China-India Fund paid no commissions to any affiliated broker.]

During the fiscal year ended December 31, 2015, the JNL/Eastspring Investments China-India Fund paid $____ [To be provided] in administration fees and $____ [To be provided] in 12b-1 fees to the Adviser and/or its affiliated persons.  The Board approved an amendment to the investment advisory contract and these services will continue.

VII.     Other Matters

The Trust will furnish, without charge, a copy of the Trust’s annual report for the fiscal year ended December 31, 2014, a copy of the Trust’s semi-annual report for the period ended June 30, 2015, or a copy of the Trust’s prospectus and statement of additional information to any shareholder upon request.  To obtain a copy, please call 1-800-644-4565 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution); write to: the JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814; or visit www.jackson.com.

JNAM, the investment adviser to the Trust, is located at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606.  JNAM is a wholly owned subsidiary of Jackson, which, in turn, is wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  JNAM also serves as the Trust’s Administrator.  JNLD, an affiliate of the Trust and the Adviser, is principal underwriter for the Trust and a wholly owned subsidiary of Jackson.  JNLD is located at 7601 Technology Way, Denver, Colorado 80237.

The Trust is not required to hold annual meetings of shareholders, and, therefore, it cannot be determined when the next meeting of shareholders will be held.  Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

The cost of the preparation, printing, and distribution of this Information Statement will be paid by JNAM.

Exhibit A

Investment Sub-Advisory Agreement Between
Jackson National Asset Management, LLC and Invesco Hong Kong Limited

[to be provided]

A-1

Exhibit B

Comparison of the JNL/Eastspring Investments China-India Fund
and the JNL/Invesco China-India Fund

JNL/Invesco China-India Fund
(formerly, JNL/Eastspring Investments China-India Fund )
Class A and Class B

Investment Objective.  The investment objective of the Fund is long-term capital growth .

Expenses.   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund , whichever may be applicable , and the total expenses would be higher if they were included.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.90%
Distribution and/or Service (12b-1) Fees	0.20%
Other Expenses[1]	0.21%
Total Annual Fund Operating Expenses	1.31%

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class B
Management Fee	0.90%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.21%
Total Annual Fund Operating Expenses	1.11%
1“Other Expenses” include an Administrative Fee of 0.20% which is payable to Jackson National Asset Management, LLC (“JNAM” or “Adviser”).

Expense Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund , whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.  The example also assumes that the Fund operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class A
1 year	3 years	5 years	10 years
$133	$415	$718	$1,579
Class B
1 year	3 years	5 years	10 years
$113	$353	$612	$1,352

Portfolio Turnover (% of average value of portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above , affect the Fund’s performance.

Period	Class A
1/1/2014 – 12/31/2014	34%

Period	Class B
1/1/2014 – 12/31/2014	34%

Principal Investment Strategies. The Fund seeks to achieve its objective by investing normally 80% of its assets in equity and equity-related securities (such as depositary receipts, convertible bonds and warrants) of corporations, which are incorporated in, or listed in, or have their area of primary activity in the People’s Republic of China and India.

The Fund seeks to achieve its objective by investing in the common stocks of companies that are identified by a model based on two separate specialized strategies.  The Fund invests approximately 40% to 60% (with a target allocation of 50%) of its net assets in each of the following strategies:

China Strategy

The objective of the China Strategy is to achieve long-term capital growth through a portfolio of investments with an exposure to the economy of the People ’ s Republic of China. Exposure to China will be largely obtained through indirect investment in securities traded on other markets.

The China Strategy may include investments such as transferable securities, money market instruments, warrants, and collective investment schemes.

India Strategy

The objective of the India Strategy is to achieve long-term capital growth by investing principally in equity or similar instruments of Indian companies. At least 70% of the total assets of the India Strategy (after deducting ancillary liquid assets) shall be invested in equity and equity related securities issued by Indian Companies. Indian Companies are defined as (i) companies having their registered office in India (ii) companies located outside India carrying out their business activities predominantly in India, or (iii) holding companies, which are predominantly invested in companies with their registered office in India. Up to 30% of the total assets of the India Strategy may be invested in cash and cash equivalents,
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money market instruments, equity and equity related securities issued by companies or other entities not meeting the above requirements or debt securities (including convertible debt) of issuers worldwide and denominated in any convertible currency.

While each of these specialized strategies seeks to provide capital growth, each specialized strategy follows a different principal investment strategy.

The investments of the Fund include, but are not limited to, listed securities in the regulated market, which operates regularly and is recognized, depositary receipts (including American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs)), debt securities convertible into common shares, preference shares, warrants and initial public offerings.

Consistent with the Fund’s objectives, the Fund may from time to time purchase derivative securities, including, but not limited to, forward currency contracts, futures, and options to, among other reasons, manage foreign currency and security exposure, provide liquidity, provide exposure not otherwise available, manage risk and implement investment strategies in a more efficient manner.  Derivatives will not be used, however, to leverage the Fund’s exposure above its total net assets.

The Fund is a “non-diversified” fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The principal risks of investing in the Fund include:

●	China and India country specific risks –Investment s in equity and equity-related securities in the People’s Republic of China and India will expose the Fund to that country’s market, currency, and other risks, including volatility and structural risks . As a result, investments in China and India may be volatile .
●	Concentration risk – To the extent that the Fund focuses on particular countries, regions, industries, sectors, issuers, types of investment or limited number of securities from time to time, the Fund may be subject to greater risks of adverse economic, business or political developments than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.
●	Credit risk – The price of a debt instrument can decline in response to changes in the financial condition of the issuer, borrower, guarantor, counterparty, or other entity responsible for payment. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.
●	Currency risk –Investments in foreign currencies , securities that trade in or receive revenues, in foreign currencies or derivatives that provide exposure to, foreign currencies are subject to the risk that those currencies may decline in value or, in the case of hedging positions, that the currency may decline in value relative to the currency being hedged. Currency exchange rates can be volatile and may be affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.
●	Depositary receipts risk – Depositary receipts, such as ADRs, GDRs and EDRs, may be issued in sponsored or un-sponsored programs. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depositary receipts. In an un-sponsored program, the issuer may not be directly involved in the creation of the program. Depositary receipts involve many of the same risks as direct investments in foreign securities. These risks include: fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; and speculation. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. Investments in depositary receipts that are traded over the counter may also subject a Fund to liquidity risk.
●	Derivatives risk – Investments in derivatives, which are financial instruments whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, can be highly volatile and may be subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment. Derivatives also are subject to liquidity risk, interest rate risk, market risk, counterparty risk and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index. Gains or losses from derivatives can be substantially greater than the derivatives ’ original cost.
●
Equity securities risk– Common and preferred stocks represent equity ownership in a company.  Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities.  The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities.  The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate.  They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry.  In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in

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interest or currency rates or generally adverse investor sentiment.
●	Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly - traded company incorporated in the United Kingdom that is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States \ Through its ownership structure, the Adviser has a number of global financial industry affiliates . As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities. Additionally, the Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements. Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as, the timing of such purchases or sales. These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance.
●	Foreign securities risk – Investments in foreign securities involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments and possible imposition of foreign withholding taxes on income payable on the securities. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly-available information about issuers of foreign securities compared to issuers of U.S. securities. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•	Forward and futures contract risk –The successful use of forward and futures contracts draws upon the investment manager’s skill and experience with respect to such instruments and are subject to special risks including, but not limited to: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty, clearing member or clearinghouse will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

●	Liquidity risk– Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.
●	Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Sub-Adviser ’ s investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.
●	Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment , among others. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.
●	Non-diversification risk – The Fund is non-diversified , as defined by the 1940 Act, and as such may invest in the securities of a limited number of issuers and may invest a greater percentage of its assets in a particular issuer. Therefore, a decline in the market price of a particular security held by the Fund may affect the Fund ’ s performance more than if the Fund were a diversified investment company.
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Performance.  The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of a broad-based securities market index which has investment characteristics similar to those of the Fund. The performance information shown reflects the Fund ’ s results when managed by the previous sub-adviser utilizing different investment strategies. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products.  If these amounts were reflected, returns would be less than those shown.

Annual Total Returns as of December 31

Class A

Best Quarter (ended 6/30/2009): 45.45%; Worst Quarter (ended 12/31/2008): -24.06%

Class B

Best Quarter (ended 6/30/2009): 45.58%; Worst Quarter (ended 12/31/2008): -23.88%

Average Annual Total Returns as of December 31, 2014
	1 year	5 year	Life of Fund (December 3, 2007)
JNL/ Invesco China-India Fund (Class A)	11.40%	2.52%	-1.90%
MSCI China Index (Net) (reflects no deduction for fees, expenses or taxes)	7.96%	3.23%	-1.58%
50% MSCI China Index (Net), 50% MSCI India Index (reflects no deduction for fees, expenses, or taxes)	16.02%	3.44%	-1.24%
MSCI India Index (Net) (reflects no deduction for fees, expenses or taxes)	23.87%	2.66%	-2.09%

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Average Annual Total Returns as of December 31, 2014
	1 year	5year	Life of Class (December 3, 2007)
JNL/ Invesco China-India Fund (Class B)	11.67%	2.73%	-1.70%
MSCI China Index (Net) (reflects no deduction for fees, expenses or taxes)	7.96%	3.23%	-1.58%
50% MSCI China Index (Net), 50% MSCI India Index (reflects no deduction for fees, expenses, or taxes)	16.02%	3.44%	-1.24%
MSCI India Index (Net) (reflects no deduction for fees, expenses or taxes)	23.87%	2.66%	-2.09%

Portfolio Management.

Investment Adviser:
Jackson National Asset Management, LLC

Sub-Adviser:
Invesco Hong Kong Limited

Portfolio Manager:
Name:	Joined Fund Management Team In:	Title:
Mike Shiao	April 2016	Chief Investment Officer, Greater China
Shekhar Sambhshivan	April 2016	Investment Director

Purchase and Redemption of Fund Shares
Only separate accounts and qualified plans of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in this Fund or through a qualified plan in which you are a participant.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account or plan through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.

Tax Information
The Fund’s shareholders are separate accounts and qualified plans of Jackson or Jackson NY and mutual funds owned directly or indirectly by such separate accounts and qualified plans.   Accordingly, the Fund’s dividends and other distributions are generally not taxable to you, the contract owner or plan participant, but no further discussion is included about the U.S. federal income tax consequences to you.  You should consult the prospectus of the appropriate separate account or description of the plan for a discussion therein of U.S. federal income tax consequences to you of your contract, policy or plan .

Payments to Broker-Dealers and Financial Intermediaries
If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.

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